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                              THE OBERWEIS FUNDS

                           SUPPLEMENT TO PROSPECTUS
                           DATED SEPTEMBER 15, 1996

OBERWEIS MICRO-CAP PORTFOLIO

  Effective as of November 1, 1996, the Fund will resume offering shares of the Micro-Cap Portfolio to both new shareholders and existing shareholders. The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when the Portfolio reaches $60 million in net assets but reserves the right to change this limit in the future.

                       SUPPLEMENT DATED OCTOBER 28, 1996